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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  June 24, 2003

                                   ----------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               000-22839                                 11-3225567
       (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)


                                 45 Oser Avenue
                            Hauppage, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

On June 24, 2003, Globecomm Systems Inc. ("Globecomm"), NetSat Express, Inc., a wholly-owned subsidiary of the Registrant ("NetSat", and together with Globecomm, the "Registrant"), and a major Middle East customer of the Registrant (the "Customer"), entered into a Settlement Agreement (the "Settlement Agreement"), with respect to disputes between the parties arising from a services agreement (the "Services Agreement") between the Registrant and the Customer.

As previously reported, the Registrant issued a notice of termination of the Services Agreement to the Customer on August 6, 2002, claiming that the Customer had failed to pay for services rendered, demanding full payment of the past due balance and specifying liquidated damages. The Customer responded by issuing its own notice of termination, claiming certain breaches of the Services Agreement by the Registrant. The terms of the Services Agreement require settlement of any disputes arising under such agreement by arbitration. The Registrant initiated arbitration proceedings in December 2002 (the "Arbitration Action") for which an arbitrator has been appointed (the "Arbitrator").

Pursuant to the terms of the Settlement Agreement, the Customer shall pay the Registrant an aggregate of $2.0 million, of which $1.0 million was paid to the Registrant on June 26, 2003, and the remainder of which must be paid to the Registrant on or before July 30, 2003. If the Registrant receives payment from the Customer of the remaining $1.0 million on or before July 30, 2003, the Registrant and the Customer shall each submit a letter to the arbitrator confirming the settlement and requesting the dismissal of the Arbitration Action. However, in the event that the Customer fails to make remaining payment to the Registrant on or before July 30, 2003, the Settlement Agreement shall be deemed null and void, and each of the parties shall be entitled to any and all rights it has, or may have, under the Services Agreement and the Arbitration Action. In addition, the Settlement Agreement provides for the mutual release of all claims and causes of action arising out of or relating to any contracts or agreements entered into between the Registrant and the Customer prior to the date of the Settlement, including those claims subject to the Arbitration Action.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Globecomm Systems Inc.
                           ----------------------
                           (Registrant)


                           By:    /s/ Andrew C. Melfi
                                  --------------------------------------------
                           Name:  Andrew C. Melfi
                           Title: Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


Dated: June 27, 2003